UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) February 19, 2008
Pharmion Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-50447	84-1521333

(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

2525 28th Street, Boulder, Colorado	80301

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code 720-564-9100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
      On February 19, 2008, Pharmion Corporation (the “Company”) issued a press release describing financial results of the Company for the quarter and year ended December 31, 2007. A copy of the press release is attached as Exhibit 99.1 and is being incorporated herein by reference.
     This Item 2.02 of this Form 8-K and the information incorporated by reference herein, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

Exhibit
Number	Description

99.1	Press Release, dated February 19, 2008.

This exhibit is furnished pursuant to Item 2.02 and shall not be deemed to be “filed.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMION CORPORATION
Date: February 19, 2008	By:	/s/ Steven Dupont

Name: Steven Dupont
Title: Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated February 19, 2008.

This exhibit is furnished pursuant to Item 2.02 and shall not be deemed to be “filed.”

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